EXHIBIT 99.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Alpha Spacecom, Inc. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB/A for the period ended December 31, 2002 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 4, 2003

/s/ Xuedong Hu

Name: Xuedong Hu

Title: Chief Executive Officer

/s/ Terence Sien

Name: Terence Sien

Title:  Chief Financial Officer